TWEEDY, BROWNE GLOBAL VALUE FUND
                        TWEEDY, BROWNE AMERICAN VALUE FUND


         Supplement to Prospectus and Statement of Additional Information
                                              each dated August 1, 1997




     Tweedy, Browne Company L.P. ("Tweedy, Browne"), the investment adviser to the Tweedy, Browne Global Value Fund and Tweedy, Browne American Value Fund (collectively the "Funds") and its partners have entered into an agreement under which it will convert to a limited liability company and Affiliated Managers Group, Inc. will acquire a majority interest in Tweedy, Browne (the "Transaction").



     Consummation of the Transaction is subject to a number of regulatory requirements. Because the Transaction would constitute an assignment of the Funds' investment advisory agreements ("Agreements") with Tweedy, Browne under the Investment Company Act of 1940 as amended, and, therefore, a termination of such Agreements, Tweedy, Browne will seek approval of new investment advisory agreements from the Funds' shareholders prior to consummation of the Transaction. The Transaction is expected to close on September 30, 1997.





August 22, 1997









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